UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02201

                                 Rivus Bond Fund
               (Exact name of registrant as specified in charter)

                                 113 King Street
                                Armonk, NY 10504
               (Address of principal executive offices) (Zip code)

                                Clifford D. Corso
                                 113 King Street
                                Armonk, NY 10504
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 914-273-4545

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

RIVUS BOND FUND SHAREHOLDER LETTER

APRIL 16, 2010

TO FELLOW SHAREHOLDERS:

The recovery in the economy and in investor risk appetite continued its improving trend during the last six months, pausing only briefly at times. Both equity and all fixed income sectors except U.S. Treasuries exhibited positive returns during the period. The third estimate of fourth quarter GDP registered
5.6 percent growth and expectations for 2010 GDP have begun to increase from "below trend" to something closer to "normal", which would be 3.5 to 4.5 percent annualized. Keys to validating this recovery trend remain employment and consumer confidence. Non-farm payrolls have grown in three of the last four months and March's reading of 162,000 jobs created represents the highest level achieved since May 2007.

Consistent with increasing confidence over the improvement in the economy, U.S. Treasury yields increased meaningfully over the last six months. The ten-year Treasury increased 53 bps from 3.30% at the end of September and ended the March quarter at 3.83%. However, there was considerable volatility in yields during this period as market participants struggled with implications from lingering long wave structural issues in the economy that we discussed in the last shareholder letter against the short-term improvement in the economy resulting from the unprecedented monetary and fiscal policy response. The Federal Reserve continues to grapple with the appropriate timing and language needed to remove historically accommodative policy in a way that prevents a disorderly sell off in rates or stifles the nascent economic recovery. Market observers are placing greater emphasis on Fed statements as each nuance is pored over to determine when policy may change.

During the quarter the Board of Trustees of the Fund approved on behalf of the Rivus Bond Fund (BDF), the reorganization of the Hartford Income Shares Fund, Inc. (HSF) with and into BDF. The reorganization has also been approved by HSF's Board of Directors. The reorganization will require BDF shareholder approval to issue additional shares to effect the reorganization pursuant to NYSE requirements which will be done by a subsequent proxy statement provided to all shareholders. If the requisite approval by each Fund's shareholders is obtained, the Reorganization Agreement contemplates: (1) the transfer of the assets of HSF to BDF in exchange for shares of common stock of BDF that have an aggregate net asset value equal to the aggregate net asset value of the shares of common stock of HSF; (2) the assumption by BDF of the liabilities of HSF; (3) the distribution of shares of BDF to the shareholders of HSF; and (4) the complete liquidation of HSF. Each shareholder of HSF would receive shares of BDF equal in value to the shares of HSF held by that shareholder as of the closing date of the Reorganization.

As of March 31, 2010, the Fund had a Net Asset Value of $19.10 per share. This represents a 5.40% increase from $18.12 per share at September 30, 2009. On March 31, 2010, the Fund's closing price on the New York Stock Exchange was $17.12 per share, representing an 10.36% discount to Net Asset Value per share, compared with 11.31% discount as of September 30, 2009. The market trading discount remains elevated at 11.82% as of market close on April 16, 2010.

One of the primary objectives of the Fund is to maintain its high level of income. On March 10, 2010 the Board of Directors declared a dividend payment of $0.2875 per share payable May 4, 2010 to shareholders of record on April 7, 2010. The dividend was unchanged from the prior quarter and has been for the last 21 quarters. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 6.82% Dividend Yield based on the market price on April 16, 2010 of $16.85 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.

Another primary objective of the Fund is to deliver a competitive total return. The table below compares the performance of the Fund to the Barclays Investment Grade Credit Index benchmark and the Fund's Peer average:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
         IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED(1)

                                                          6 MONTHS    1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                             TO         TO         TO         TO         TO
                                                          03/31/10   03/31/10   03/31/10   03/31/10   03/31/10
                                                          --------   --------   --------   --------   --------
Rivus Bond Fund .......................................     7.10%     31.31%      5.56%    4.71%(2)   5.90%(2)
Barclays Investment Grade Credit Index(3) .............     3.33%     20.83%      6.00%    5.37%      6.72%
Peer Group Average(4) .................................     6.87%     34.92%      4.72%    4.96%      6.35%

----------
(1) This is historical information and should not be construed as indicative of any likely future performance

(2)  Source: Lipper Inc.

(3)  Comprised primarily of US investment grade corporate bonds (Fund's
     Benchmark)

(4) Consists of a group of funds against which the Fund has historically compared itself

The Fund's performance for the 1-year, 3-year, 5-year and 10-year historical periods shown was negatively impacted by the 4.79% dilution of net asset value resulting from the rights offering during the September 2009 quarter. In addition to the impact from the September 2009 rights offering, the 10-year performance was also negatively impacted by the 4.5% dilution of net asset value resulting from the rights offering during the December 2003 quarter. Adjusting for the dilutive effects of both rights offerings, we estimate the return for the one-year period would have been approximately 37.83%, three-year annualized return would have been approximately 7.44%, five-year annualized return would have been approximately 5.71%, and ten-year annualized return would have been approximately 6.74%. The returns noted in the table above are actual returns as calculated by Lipper and PNC and do not adjust for dilution from the rights offerings. Past performance is not an indication of future results.

The Fund enjoyed strong returns for the period relative to both the benchmark and peers. Virtually all the significant sectors in the Fund experienced strong gains during this period. The Fund also enjoyed continued appreciation in new securities purchased over the past six to twelve months from a combination of trading, bond maturities, as well as the August 2009 rights offering proceeds. The Fund's High Yield exposure also delivered strong gains helping the overall performance. The returns look strong across the time periods, particularly after adjusting for the dilutive impact from both sets of rights offerings noted above.

Treasuries over the six-month period ended March 31, 2010 had a negative total return of -0.40% which is consistent with the increase in risk appetite in the market and a move away from Treasuries to risk assets. At the other end of the credit spectrum, this compares with a positive return of 23.43% for the High Yield index for the same period.

The Fund's performance will continue to be subject to the impact of trends in longer-term interest rates and to trends in relative yield spreads on corporate bonds due to the concentration of the funds investments in such bonds.

Consistent with our investment discipline, we continue to emphasize diversity and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of March 31, 2010:

         PERCENT OF TOTAL INVESTMENT (LOWER OF S&P AND MOODY'S RATINGS)

                                   (PIE CHART)

AAA          7.5%
AA           3.0%
A           25.0%
BBB         40.7%
BB          17.3%
B & Lower    5.1%
Not Rated    1.4%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value, as is currently the situation, or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact PNC Global Investment Servicing (U.S.) Inc., the Fund's Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund's investment adviser, Cutwater Asset Management Corp., may be reached at 914-765-3272.

Sincerely,


/s/ Clifford D. Corso

Clifford D. Corso
President

Mr. Corso's comments reflect the investment adviser's views generally regarding the market and the economy and are compiled from the investment adviser's research. These comments reflect opinions as of the date written and are subject to change at any time.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RIVUS BOND FUND

We have audited the accompanying statement of assets and liabilities of Rivus Bond Fund, including the schedule of investments, as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rivus Bond Fund as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
MAY 3, 2010

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2010

                                                                                                                VALUE
                                                                                                SHARES       (NOTE 1)
                                                                                                ------       --------
COMMON STOCK (0.06%)
MEDIA (0.06%)
World Color Press, Inc.(a) ..................................                                    6,912        $79,779
                                                                                                              -------
TOTAL COMMON STOCK (Cost of $68,750) ........................                                                  79,779
                                                                                                              -------

                                                                                 MOODY'S/
                                                                                STANDARD &   PRINCIPAL
                                                                                  POOR'S      AMOUNT
                                                                                 RATING(b)    (000'S)
                                                                                ----------   ---------
CORPORATE DEBT SECURITIES (86.01%)
AUTOMOTIVE (2.22%)
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 ..................................     B3/CCC      $  1,000      1,005,000
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32 ...........................     B3/CCC           500        475,624
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 7.00%, 10/01/13 ................      B1/B-         1,000      1,034,735
Goodyear Tire & Rubber Co., Sr. Unsec. Notes, 10.50%, 05/15/16 ..............      B1/B+           250        270,000
                                                                                                         ------------
                                                                                                            2,785,359
                                                                                                         ------------
CHEMICALS (1.52%)
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19 .........................    Baa3/BBB-         500        604,870
Grupo Petrotemex SA de CV, Sr. Unsec. Notes, 9.50%, 08/19/14, 144A ..........      NA/BB           500        541,250
Nova Chemicals Co., Sr. Unsec. Notes, 6.50%, 01/15/12 .......................      B1/B+           500        512,500
Westlake Chemicals, Gtd., 6.625%, 01/15/16. .................................      Ba3/BB          250        243,750
                                                                                                         ------------
                                                                                                            1,902,370
                                                                                                         ------------
DIVERSIFIED FINANCIAL SERVICES (19.26%)
American Express Co., Sr. Unsec. Notes, 7.00%, 03/19/18 .....................     A3/BBB+        1,000      1,135,791
Bank of America Corp., Sub. Notes, 5.42%, 03/15/17 ..........................      A3/A-         1,000        988,245
BNP Paribas, Sub. Notes, 5.186%, 06/29/35, 144A(c),(d) ......................      Baa1/A        1,000        880,000
Capital One Capital V, Co. Gty., 10.25%, 08/15/39 ...........................     Baa3/BB        1,500      1,777,027
Citigroup Capital XXI, Co. Gty., 8.30%, 12/21/37(c),(d) .....................     Ba1/BB-          500        506,249
Citigroup Inc., Sr. Unsec. Notes,, 6.01%, 01/15/15 ..........................      A3/A          1,000      1,050,567
Citigroup, Inc., Unsec. Notes, 8.50%, 05/22/19 ..............................      A3/A            500        583,592
Cobank, ACB, Sub. Notes, 7.875%, 04/16/18, 144A .............................      NR/A            500        539,952
Credit Agricole SA, 6.637%, 05/31/17, 144A(c),(d) ...........................      A3/A-           800        698,000
Export-Import Bank of Korea, Sr. Notes, 8.125%, 01/21/14 ....................       A2/A           500        580,056
FleetBoston Financial Corp., Sub. Notes, 6.875%, 01/15/28 ...................      A3/A-           500        497,767
General Electric Capital Corp., Sr. Unsec. Notes, 6.125%, 02/22/11 ..........     Aa2/AA+        1,000      1,045,821
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39 ..........     Aa2/AA+        1,000      1,078,610
GMAC, Inc., Co. Gty., 7.25%, 03/02/11 .......................................      B3/B            633        644,078
HSBC America Capital Trust II, Co. Gty., 8.38%, 05/15/27, 144A ..............      NR/A-         2,500      2,356,265
HSBC Finance Corp., Sr. Unsec. Notes, 6.75%, 05/15/11. ......................       A3/A         1,000      1,051,107
ICICI Bank Ltd., Sr. Unsec. Notes, 5.50%, 03/25/15, 144A ....................    Baa2/BBB-       1,000      1,014,718
JP Morgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17 ........................     Aa2/A+         1,000      1,066,162
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 ......................     Aaa/NR           500        543,037
Merrill Lynch & Co. Inc., Notes, 6.875%, 04/25/18 ...........................      A2/A          1,000      1,077,669
Merrill Lynch & Co. Inc., Sub. Notes, 7.75%, 05/14/38 .......................      A3/A-           500        554,236
National Agricultural Cooperative Federation, Sr. Notes, 5.00%, 09/30/14,
   144A .....................................................................      A2/A            500        518,048
Sanwa Bank Ltd., Sr. Sub. Notes, 7.40%, 06/15/11 ............................      Aa3/A           500        534,049
UBS PFD Funding Trust I, Co. Gty., 8.622%, 10/01/10(c),(d) ..................    Baa3/BBB-       1,000        990,183
UBS PFD Funding Trust V, Co. Gty., 6.243%, 05/15/16(c),(d) ..................    Baa3/BBB-         500        450,000
Wachovia Capital Trust III, Bank Gtd., 5.80%, 03/15/11(c),(d) ...............     Ba1/A-         1,000        847,500
Wells Fargo Capital XV, 9.75%, 09/26/13(c),(d) ..............................     Ba1/A-         1,000      1,120,000
                                                                                                         ------------
                                                                                                           24,128,729
                                                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

                                                                                 MOODY'S/
                                                                                STANDARD &   PRINCIPAL
                                                                                  POOR'S       AMOUNT        VALUE
                                                                                 RATING(b)    (000'S)      (NOTE 1)
                                                                                ----------   ---------   ------------
ENERGY (11.47%)
Anadarko Petroleum Corp., Sr. Unsec. Notes, 5.95%, 09/15/16 .................    Baa3/BBB-   $     700   $    762,630
Apache Corp., Sr. Unsec. Notes, 7.70%, 03/15/26 .............................      A3/A-           500        593,414
Florida Gas Transmission Co., LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A ..    Baa2/BBB          150        185,574
Gaz Capital SA, Notes, 8.125%, 07/31/14, 144A. ..............................    Baa1/BBB          500        559,375
KazMunaiGaz Finance Sub BV, Co. Gty., 11.75%, 01/23/15, 144A ................    Baa2/BB+          500        642,500
Nabors Industries, Inc., Co. Gty., 9.25%, 01/15/19 ..........................    Baa1/BBB+         500        621,940
NiSource Finance Corp., Co. Gty., 10.75%, 03/15/16 ..........................    Baa3/BBB-         250        317,786
ONEOK Partners LP, Sr. Notes, 8.625%, 03/01/19 ..............................    Baa2/BBB          375        463,067
Petrobras International Finance Co., Sr. Unsub. Notes, 6.125%, 10/06/16 .....    Baa1/BBB-         500        538,613
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19 ..............................    Baa1/BBB          250        293,125
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20, 144A ........................    Baa1/BBB          750        768,750
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec., 9.75%, 08/14/19,
   144A .....................................................................    Baa3/BBB          500        568,750
Pride International, Inc., Sr. Unsec. Notes, 8.50%, 06/15/19 ................    Ba1/BBB-          500        565,000
SEACOR Holdings, Inc., Sr. Notes, 7.375%, 10/01/19 ..........................    Ba1/BBB-        1,000      1,029,353
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19 ...................     Aa1/AA         1,000        985,998
Sunoco Logistics Partners Operations LP, Co. Gty., 5.50%, 02/15/20 ..........    Baa2/BBB          335        336,744
Transocean, Inc., Sr. Unsec. Notes, 7.50%, 04/15/31. ........................    Baa2/BBB+         500        586,259
Valero Energy Corp., Sr. Unsec. Notes, 10.50%, 03/15/39 .....................    Baa2/BBB          500        642,136
Weatherford International, Inc., Co. Gty., 6.80%, 06/15/37 ..................    Baa1/BBB+         600        615,762
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24 ......................      A2/A          2,539      3,285,877
                                                                                                         ------------
                                                                                                           14,362,653
                                                                                                         ------------
FOOD AND BEVERAGE (0.12%)
Bunge Ltd. Finance Corp., Co. Gty., 8.50%, 06/15/19 .........................    Baa2/BBB-         125        145,314
                                                                                                         ------------
GAMING, LODGING & LEISURE (0.50%)
Wynn Las Vegas LLC, 6.625%, 12/01/14 ........................................     Ba3/BB+          500        498,750
Wynn Las Vegas LLC, 7.875%, 11/01/17, 144A ..................................     Ba2/BB+          125        127,188
                                                                                                         ------------
                                                                                                              625,938
                                                                                                         ------------
HEALTHCARE (1.46%)
Boston Scientific Corp., Sr. Unsec. Notes, 6.00%, 01/15/20 ..................    Ba1/BBB-          500        472,346
Fresenius US Finance II, Inc., Co. Gty, 9.00%, 07/15/15, 144A ...............     Ba1/BB           250        278,750
Inverness Medical Innovations, Inc., Sr. Sub. Notes, 9.00%, 05/15/16 ........      B3/B-           150        153,000
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20 .........................    Ba1/BBB-          350        358,356
Monsanto Co. (Pharmacia Corp.), Sr. Unsec. Notes, 6.50%, 12/01/18 ...........      A1/AA           500        567,529
                                                                                                         ------------
                                                                                                            1,829,981
                                                                                                         ------------
INDUSTRIAL (2.88%)
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20 ..................    Baa3/BBB-         500        504,478
Belden, Inc., Sr. Sub. Notes, 7.00%, 03/15/17 ...............................     Ba2/B+           250        246,250
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19, 144A ...........    Baa2/BBB        1,000      1,038,495
L-3 Communications Corp., Co. Gty., 6.125%, 07/15/13 ........................     Ba2/BB+          250        253,750
L-3 Communications Corp., Co. Gty., 6.375%, 10/15/15 ........................     Ba2/BB+        1,000      1,026,250
Sealed Air Corp., Sr. Notes, 7.875%, 06/15/17, 144A .........................    Baa3/BB+          500        542,913
                                                                                                         ------------
                                                                                                            3,612,136
                                                                                                         ------------
INSURANCE (8.16%)
AIG SunAmerica Global Finance VI, Sr. Sec. Notes, 6.30%, 05/10/11, 144A .....      A1/A+         1,000      1,029,891
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23. ...................      A3/A-           750        770,499
American International Group, Inc., 8.175%, 05/15/38(c),(d) .................     Ba2/BBB        1,000        845,000
Hartford Financial Services Group, Inc., Sr. Unsec. Notes, 6.00%, 01/15/19 ..    Baa3/BBB          500        512,029
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/38, 144A(c),(d) .........     Baa3/BB        1,000      1,120,000
Lincoln National Corp., 6.05%, 04/20/17(c),(d) ..............................     Ba1/BBB          500        416,250

   The accompanying notes are an integral part of these financial statements.

                                                                                 MOODY'S/
                                                                                STANDARD &   PRINCIPAL
                                                                                  POOR'S       AMOUNT        VALUE
                                                                                 RATING(b)    (000'S)      (NOTE 1)
                                                                                ----------   ---------   ------------
INSURANCE -- CONTINUED
Massachusetts Mutual Life Insurance Co., Notes, 8.875%, 06/01/39, 144A ......     A1/AA-     $     500   $    636,918
Metlife Capital Trust X, 9.25%, 04/08/33, 144A(c),(d) .......................    Baa2/BBB          500        562,500
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/39. ............................    Baa2/BBB          500        644,476
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11(e) ........................      WR/NR         1,500      1,544,970
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/18(c),(d) .........    Baa3/BBB+       1,000      1,122,500
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/17(c),(d) ................     A3/BBB           500        492,178
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 ................................    Baa2/BBB+         500        526,510
                                                                                                         ------------
                                                                                                           10,223,721
                                                                                                         ------------
MEDIA (8.91%)
CBS Corp., Co. Gty., 8.875%, 05/15/19 .......................................    Baa3/BBB-         350        422,801
Comcast Corp., Gtd., 7.05%, 03/15/33 ........................................    Baa1/BBB+       2,000      2,150,852
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22 .........................     WR/BBB+        2,000      2,289,038
Interpublic Group of Cos., Inc., Sr. Unsec. Notes, 10.00%, 07/15/17 .........     Ba2/B+           500        565,625
News America Holdings, Inc., Co. Gty., 7.90%, 12/31/95 ......................    Baa1/BBB+       1,400      1,563,724
Time Warner, Inc., Sr. Unsec. Notes, 9.15%, 02/01/23 ........................    Baa2/BBB        3,000      3,895,575
Viacom, Inc., Co. Gty., 7.875%, 07/30/30 ....................................    Baa3/BBB-         250        275,511
World Color Press, Inc., Escrow Notes, --%, 12/01/49 ........................      WR/NR         1,000             --
                                                                                                         ------------
                                                                                                           11,163,126
                                                                                                         ------------
MINING (2.97%)
Anglo American Capital, Co. Gty., 9.375%, 04/08/19, 144A ....................    Baa1/BBB          500        636,856
Barrick North America Finance LLC, Co. Gty., 6.80%, 09/15/18 ................     Baa1/A-          500        570,300
Freeport-McMoran C&G, Sr. Unsec. Notes, 8.375%, 04/01/17 ....................     Ba2/BBB-         500        556,250
Newmont Mining Corp., Co. Gty., 6.25%, 10/01/39 .............................    Baa2/BBB+         500        499,986
Teck Cominco Ltd., Sr. Unsec. Notes, 6.125%, 10/01/35 .......................     Ba1/BB+        1,000        912,500
Vale Overseas Ltd., Co. Gty., 6.25%, 01/23/17 ...............................    Baa2/BBB+         500        542,095
                                                                                                         ------------
                                                                                                            3,717,987
                                                                                                         ------------
PAPER (1.50%)
Abitibi-Consolidated, Inc., Sr. Unsec. Notes, 8.85%, 08/01/30(f) ............      WR/NR           500        123,750
Smurfit Capital Funding PLC, Co. Gty., 7.50%, 11/20/25 ......................     Ba2/BB         2,000      1,750,000
                                                                                                         ------------
                                                                                                            1,873,750
                                                                                                         ------------
REAL ESTATE INVESTMENT TRUST (REIT) (5.77%)
AvalonBay Communities, Inc., Sr. Unsec. Notes, 6.10%, 03/15/20 ..............    Baa1/BBB+         500        531,480
Duke Realty LP, Sr. Unsec. Notes, 6.50%, 01/15/18 ...........................    Baa2/BBB-         500        499,976
Duke Realty LP, Sr. Unsec. Notes, 8.25%, 08/15/19 ...........................    Baa2/BBB-         500        557,645
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13 ..........    Baa1/BBB+         750        793,623
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.65%, 06/01/16 ..........    Baa1/BBB+         210        209,857
Federal Realty Investment Trust, Sr. Unsec. Notes, 6.20%, 01/15/17 ..........    Baa1/BBB+         290        296,940
First Industrial LP, Sr. Unsec. Notes, 7.50%, 12/01/17 ......................     Ba3/BB           200        169,400
Liberty Property LP, Sr. Notes, 7.50%, 01/15/18 .............................    Baa2/BBB        1,000      1,054,690
Mack-Cali Realty Corp., Sr. Unsec. Notes, 7.75%, 08/15/19 ...................    Baa2/BBB          665        733,309
Nationwide Health Properties, Inc., Sr. Unsec. Notes, 6.00%, 05/20/15 .......    Baa2/BBB          500        525,700
Simon Property Group LP, Sr. Unsec. Notes, 6.125%, 05/30/18 .................      A3/A-           750        775,914
WEA Finance, LLC, Co. Gty., 6.75%, 09/02/19, 144A ...........................      A2/A-           500        533,542
WEA Finance, LLC, Sr. Notes, 7.125%, 04/15/18, 144A .........................      A2/A-           500        540,921
                                                                                                         ------------
                                                                                                            7,222,997
                                                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

                                                                                 MOODY'S/
                                                                                STANDARD &   PRINCIPAL
                                                                                  POOR'S       AMOUNT        VALUE
                                                                                 RATING(b)    (000'S)      (NOTE 1)
                                                                                ----------   ---------   ------------
RETAIL & RESTAURANT (1.21%)
Autonation, Inc., Co. Gty., 7.00%, 04/15/14. ................................     Ba2/BB+    $     250   $    258,750
Darden Restaurants, Inc., Sr. Unsec. Notes, 7.125%, 02/01/16 ................    Baa3/BBB          500        560,278
Levi Strauss & Co., Sr. Unsec. Notes, 8.875%, 04/01/16 ......................      B2/B+           500        522,500
Limited Brands, Inc., Sr. Notes, 8.50%, 06/15/19, 144A ......................     Ba1/BB           150        167,250
                                                                                                         ------------
                                                                                                            1,508,778
                                                                                                         ------------
TELECOMMUNICATIONS (8.41%)
Deutsche Telekom International Finance BV, Gtd., 8.75%, 06/15/30 ............    Baa1/BBB+       2,000      2,561,420
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18 ...........     Ba2/BB           500        500,000
GTE Corp., Co. Gty., 6.94%, 04/15/28 ........................................     Baa1/A         1,500      1,574,837
NII Capital Corp., Co. Gty., 10.00%, 08/15/16, 144A .........................     B1/BB-           500        547,500
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26 ..............................    Ba1/BBB-        1,000        962,500
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35 ..............................    Ba1/BBB-          500        482,500
Sprint Capital Corp, 8.75%, 03/15/32. .......................................     Ba3/BB-        1,000        927,500
Valor Telecommunications Enterprises Finance Corp., Co. Gty., 7.75%,
   02/15/15 .................................................................    Baa3/BB+        1,000      1,022,500
Verizon Global Funding Corp., Sr. Unsec. Notes, 7.75%, 12/01/30 .............      A3/A          1,646      1,958,610
                                                                                                         ------------
                                                                                                           10,537,367
                                                                                                         ------------
TRANSPORTATION (3.83%)
BNSF Funding Trust I, Co. Gty., 6.613%, 01/15/26(c),(d) .....................    Baa2/BBB          250        242,813
Erac USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A ......................    Baa2/BBB+       1,500      1,546,415
Federal Express Corp., Sr. Unsec. Notes, 9.65%, 06/15/12 ....................    Baa2/BBB        1,750      2,006,690
GATX Corp., Notes, 4.75%, 10/01/12 ..........................................    Baa1/BBB+         500        521,903
Stena AB, Sr. Unsec. Notes, 7.00%, 12/01/16 .................................     Ba2/BB+          500        478,750
                                                                                                         ------------
                                                                                                            4,796,571
                                                                                                         ------------
UTILITIES (5.82%)
Avista Corp., 5.95%, 06/01/18 ...............................................    Baa1/BBB+         500        532,033
Avista Corp., 5.125%, 04/01/22 ..............................................    Baa1/BBB+         500        501,864
Dominion Resources, Inc., Sr. Unsub., Series 07-A, 6.00%, 11/30/17 ..........     Baa2/A-          500        545,251
FPL Group Capital, Inc., Co. Gty., Series D, 7.30%, 09/01/17(c),(d) .........     A3/BBB           500        505,000
Hydro-Quebec, Gtd., 8.25%, 04/15/26 .........................................     Aa2/A+         1,550      1,987,102
MidAmerican Funding LLC, Sr. Sec. Bonds, 6.927%, 03/01/29 ...................     A3/BBB+          500        548,241
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16 ...........................    Baa1/BBB          500        548,039
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21 ..........................    Baa1/BBB        1,000      1,020,796
Old Dominion Electric Coop., Sec. Bonds, 6.25%, 06/01/11 ....................     A3/AAA           500        525,706
Toledo Edison Co., 7.25%, 05/01/20 ..........................................    Baa1/BBB          500        578,134
                                                                                                         ------------
                                                                                                            7,292,166
                                                                                                         ------------
TOTAL CORPORATE DEBT SECURITIES (Cost of $99,303,859) .......................                             107,728,943
                                                                                                         ------------
ASSET BACKED SECURITIES (0.54%)
CPS Auto Trust, Series 2007-C, Class A3, 5.43%, 05/15/12, 144A ..............     Aa3/AAA          262        265,227
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%,
   03/25/38 .................................................................     Aa3/AAA          349        337,322
Sierra Receivables Funding Co., Series 2009-1A, Class A1, 9.79%, 12/22/25,
   144A .....................................................................     Aaa/AAA           67         69,108
                                                                                                         ------------
TOTAL ASSET BACKED SECURITIES (Cost of $677,855) ............................                                 671,657
                                                                                                         ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (6.68%)
American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 04/15/37, 144A ......     Aaa/AAA          700        740,250
Banc of America Commercial Mortgage, Inc.,
   Series 2006-2, Class AM, 5.774%, 05/10/45(c) .............................      NA/A          1,440      1,259,011
CW Capital Cobalt, Ltd., Series 2007-C2, Class A3, 5.484%, 04/15/47(c) ......     Aaa/NA           500        455,566

   The accompanying notes are an integral part of these financial statements.

                                                                                 MOODY'S/
                                                                                STANDARD &   PRINCIPAL
                                                                                  POOR'S       AMOUNT        VALUE
                                                                                 RATING(b)    (000'S)      (NOTE 1)
                                                                                ----------   ---------   ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- CONTINUED
Developers Diversified Realty Corp.,
   Series 2009-DDR1, Class C, 6.223%, 10/14/22. .............................       A2/A      $    500   $    508,988
JPMorgan Chase Commercial Mortgage Securities Corp.,
   Series 2006-CB16, Class A4, 5.552%, 05/12/45 .............................     Aaa/AAA        1,000      1,016,192
JPMorgan Chase Commercial Mortgage Securities Corp.,
   Series 2007-CB20, Class A4, 5.794%, 02/12/51(c) ..........................      Aaa/A+          880        877,945
LB-UBS Commercial Mortgage Trust,
   Series 2007-C1, Class A4, 5.424%, 02/15/40 ...............................      NA/A+           970        939,618
LB-UBS Commercial Mortgage Trust,
   Series 2007-C2, Class A3, 5.43%, 02/15/40 ................................      NA/A+         1,375      1,323,209
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49 ......      NR/A+           750        737,627
Wachovia Bank Commercial Mortgage Trust,
   Series 2006-C28, Class A3, 5.679%, 10/15/48 ..............................     Aaa/AAA          500        505,725
                                                                                                         ------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $6,817,347) ............                               8,364,131
                                                                                                         ------------
RESIDENTIAL MORTGAGE-BACKED SECURITIES (4.35%)
FHLMC Pool # A15675, 6.00%, 11/01/33 ........................................     Aaa/AAA          731        794,364
FHLMC Pool # B11892, 4.50%, 01/01/19 ........................................     Aaa/AAA          868        913,809
FNMA Pool # 754791, 6.50%, 12/01/33 .........................................     Aaa/AAA          954      1,051,310
FNMA Pool # 763852, 5.50%, 02/01/34 .........................................     Aaa/AAA        1,579      1,672,356
FNMA Pool # 889554, 6.00%, 04/01/38 .........................................     Aaa/AAA          671        713,057
GNSF Pool # 417239, 7.00%, 02/15/26 .........................................     Aaa/AAA           37         41,441
GNSF Pool # 780374, 7.50%, 12/15/23 .........................................     Aaa/AAA           19         21,478
Wells Fargo Mortgage Backed Securities Trust,
   Series 2007-10, Class 1A19, 6.00%, 07/25/37 ..............................      B2/NR           283        244,251
                                                                                                         ------------
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $5,081,221) ...........                               5,452,066
                                                                                                         ------------
MUNICIPAL BOND (0.41%)
State of California, Build America Bonds, GO, 7.625%, 03/01/40 ..............     Baa1/A-      500,000        520,585
                                                                                                         ------------
TOTAL MUNICIPAL BOND (Cost of $508,505) .....................................                                 520,585
                                                                                                         ------------

                                                                                               SHARES
                                                                                             ---------
PREFERRED STOCK (0.08%)
GMAC, Inc., 144A                                                                  Caa2/C           134        102,142
                                                                                                         ------------
TOTAL PREFERRED STOCK (Cost of $42,177) .....................................                                 102,142
                                                                                                         ------------
WARRANTS (0.03%)
World Color Press, Inc. Strike price @ 13.00, 07/20/14(a) ...................                    3,917         20,564
World Color Press, Inc. Strike price @ 16.30, 07/20/14(a) ...................                    3,917         11,751
                                                                                                         ------------
TOTAL WARRANTS (Cost of $9,922) .............................................                                  32,315
                                                                                                         ------------
TOTAL INVESTMENTS (98.16%)
   (Cost $112,509,636) ......................................................                             122,951,618
                                                                                                         ------------
OTHER ASSETS AND LIABILITIES (1.84%) ........................................                               2,301,496
                                                                                                         ------------
NET ASSETS (100.00%) ........................................................                            $125,253,114
                                                                                                         ============

----------
(a)  Non-income producing security.

(b) Ratings for debt securities are unaudited. All ratings are as of March 31, 2010 and may have changed subsequently.

(c)  Variable rate security. Rate disclosed is as of March 31, 2010.

(d)  Date shown is next call date.

(e)  Security was valued using fair value procedures as of March 31, 2010.

(f)  Security is in default.

   The accompanying notes are an integral part of these financial statements.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2010, these securities amounted to 15.78% of net assets.

Legend
------

Co. Gty. - Company Guaranty

Debs. - Debentures

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

Gtd. - Guaranteed

NA - Not Available

NR - Not Rated

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

Unsub. - Unsubordinated

WR - Withdrawn Rating

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2010

Assets:
   Investment in securities, at value (amortized cost $112,509,636) (Note 1) ..   $122,951,618
   Cash .......................................................................        725,947
   Interest receivable ........................................................      2,190,795
   Prepaid expenses ...........................................................         23,759
                                                                                  ------------
      TOTAL ASSETS ............................................................    125,892,119
                                                                                  ------------
Liabilities:
   Securities Purchased .......................................................        508,505
   Payable to Investment Adviser ..............................................         51,045
   Accrued expenses payable ...................................................         79,455
                                                                                  ------------
      TOTAL LIABILITIES .......................................................        639,005
                                                                                  ------------
Net assets: (equivalent to $19.10 per share based on 6,558,571 shares of
   capital stock outstanding) .................................................   $125,253,114
                                                                                  ------------
NET ASSETS consisted of:
   Par value ..................................................................   $     65,586
   Capital paid-in ............................................................    121,172,003
   Accumulated net investment loss ............................................       (366,523)
   Accumulated net realized loss on investments ...............................     (6,059,934)
   Net unrealized appreciation on investments .................................     10,441,982
                                                                                  ------------
                                                                                  $125,253,114
                                                                                  ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2010
Investment Income:
   Interest ...................................................................   $  7,483,892
   Dividends ..................................................................          9,329
   Other income ...............................................................         16,250
                                                                                  ------------
      Total Investment Income .................................................      7,509,471
                                                                                  ------------
Expenses:
   Investment advisory fees (Note 4) ..........................................   $    530,796
   Transfer agent fees ........................................................         41,383
   Trustees' fees .............................................................         76,613
   Audit fees .................................................................         21,001
   Legal fees and expenses ....................................................         89,251
   Reports to shareholders ....................................................         35,209
   Custodian fees .............................................................         12,493
   Insurance ..................................................................         18,486
   NYSE fee ...................................................................         25,000
   Miscellaneous ..............................................................         60,134
                                                                                  ------------
      Total Expenses ..........................................................        910,366
                                                                                  ------------
         Net Investment Income ................................................      6,599,105
                                                                                  ------------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized loss from security transactions ...............................     (1,588,849)
                                                                                  ------------
Unrealized appreciation (depreciation) of investments:
   Beginning of the year ......................................................    (15,166,296)
   End of the year ............................................................     10,441,982
                                                                                  ------------
      Change in unrealized appreciation (depreciation) of investments .........     25,608,278
                                                                                  ------------
         Net realized and unrealized gain on investments ......................     24,019,429
                                                                                  ------------
Net increase in net assets resulting from operations ..........................   $ 30,618,534
                                                                                  ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED       YEAR ENDED
                                                                           MARCH 31, 2010   MARCH 31, 2009
                                                                           --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ...............................................    $  6,599,105     $  5,196,073
   Net realized loss from security transactions (Note 2) ...............      (1,588,849)      (1,712,861)
   Change in unrealized appreciation (depreciation) of investments .....      25,608,278      (14,402,008)
                                                                            ------------     ------------
      Net increase (decrease) in net assets resulting from operations ..      30,618,534      (10,918,796)
                                                                            ------------     ------------
Distributions:
   Distributions to shareholders from net investment income ............      (6,593,096)      (5,643,833)
                                                                            ------------     ------------
Capital Share Transactions:
   Gross proceeds from common share offering (Note 6) ..................      26,034,583               --
   Dealer manager fee charged to paid-in capital in excess of par ......        (976,297)              --
   Common share offering cost charged to capital in excess of par ......        (550,332)              --
                                                                            ------------     ------------
   Net proceeds from common share offering .............................      24,507,954               --
                                                                            ------------     ------------
   Increase (decrease) in net assets ...................................      48,533,392      (16,562,629)
Net Assets:
   Beginning of year ...................................................      76,719,722       93,282,351
                                                                            ------------     ------------
   End of year .........................................................    $125,253,114     $ 76,719,722
                                                                            ============     ============
   Accumulated net investment loss .....................................    $   (366,523)    $   (670,085)
                                                                            ============     ============

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                                  YEAR ENDED MARCH 31,
                                                    ------------------------------------------------
                                                      2010       2009      2008      2007      2006
                                                    --------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ..............   $  15.63   $ 19.01   $ 20.01   $ 19.72   $ 20.62
                                                    --------   -------   -------   -------   -------
   Net investment income ........................       1.19      1.06      1.10      1.09      1.10
   Net realized and unrealized gain (loss)
      on investments ............................       4.31     (3.29)    (0.95)     0.35     (0.85)
                                                    --------   -------   -------   -------   -------
Total from investment operations ................       5.50     (2.23)     0.15      1.44      0.25
                                                    --------   -------   -------   -------   -------
Capital share transaction:
   Dilution of the net asset value from rights
      offering (Note 6) .........................      (0.88)       --        --        --        --
                                                    --------   -------   -------   -------   -------
Less distributions:
   Dividends from net investment income .........      (1.15)    (1.15)    (1.15)    (1.15)    (1.15)
                                                    --------   -------   -------   -------   -------
Total distributions .............................      (1.15)    (1.15)    (1.15)    (1.15)    (1.15)
                                                    --------   -------   -------   -------   -------
Net asset value, end of year ....................   $  19.10   $ 15.63   $ 19.01   $ 20.01   $ 19.72
                                                    ========   =======   =======   =======   =======
Per share market price, end of year .............   $  17.12   $ 13.77   $ 17.14   $ 18.30   $ 17.75
                                                    ========   =======   =======   =======   =======
TOTAL INVESTMENT RETURN (1)
   Based on market value ........................      33.60%   (13.62)%   (0.10)%    9.93%     3.52%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) ..............   $125,253   $76,720   $93,282   $98,197   $96,759
Ratio of expenses to average net assets .........       0.85%     1.21%     0.88%     1.00%     0.90%
Ratio of net investment income to average
  net assets ...................................        6.16%     6.18%     5.66%     5.57%     5.42%
  Portfolio turnover rate ......................       15.40%    21.46%    17.25%    25.90%    24.33%
Number of shares outstanding at the end of
   the year (in 000's) ..........................      6,559     4,908     4,908     4,908     4,908

----------
(1) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES - The Rivus Bond Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION - In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At March 31, 2010, Penn Central Corp. was valued using fair value procedures and represented 1.23% of net assets.

     FAIR VALUE MEASUREMENTS - The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarch for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valucation levels for major security types. These inputs are summarized in the three broad levels listed below:

     -    Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

     -    Level 2 - Observable inputs other than quoted prices included in level
                    1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

     -    Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would used in valuing the asset or liability, and would be based on the best information available.

     Following is a description of the valuation techniques applied to the Fund's major categories of assts and liabilities measured at fair value on a recurring basis as of March 31, 2010.

                                                                              LEVEL 2       LEVEL 3
                                                 TOTAL MARKET    LEVEL 1    SIGNIFICANT   SIGNIFICANT
                                                   VALUE AT      QUOTED     OBSERVABLE    UNOBSERVABLE
                                                   03/31/10       PRICE       INPUTS         INPUTS
                                                 ------------   --------   ------------   ------------
COMMON STOCK*                                    $     79,779   $ 79,779   $         --    $       --
CORPORATE DEBT SECURITIES                         107,728,943         --    106,183,973     1,544,970
ASSET BACKED SECURITIES                               671,657         --        671,657            --
COMMERCIAL MORTGAGE-BACKED SECURITIES               8,364,131         --      8,364,131            --
RESIDENTIAL MORTGAGE-BACKED SECURITIES              5,452,066         --      5,452,066            --
MUNICIPAL BOND                                        520,585         --        520,585            --
PREFERRED STOCK                                       102,142    102,142             --            --
WARRANTS                                               32,315     32,315             --            --
                                                 ------------   --------   ------------    ----------
TOTAL INVESTMENTS                                $122,951,618   $214,236   $121,192,412    $1,544,970
                                                 ============   ========   ============    ==========


*    See Schedule of Investments for industry breakout.

     Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

                                                   CORPORATE DEBT SECURITIES
                                                         (MARKET VALUE)
                                                   -------------------------
BALANCE AS OF MARCH 31, 2009                              $1,288,500
Accrued discounts/premiums                                   (12,598)
Realized gain (loss)                                              --
Change in unrealized appreciation (depreciation)             269,068
Net purchases (sales)                                             --
Transfer in and/or out of Level 3                                 --
                                                          ----------
BALANCE AS OF MARCH 31, 2010                              $1,544,970
                                                          ==========

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES - Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2006-2010), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D. OTHER - Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES - Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. In order to reflect permanent book/tax differences that occurred during the fiscal year ended March 31, 2010, the following capital accounts were adjusted for the following amounts:

    UNDISTRIBUTED                      ACCUMULATED
  (OVERDISTRIBUTED)     NET REALIZED     PAID-IN
NET INVESTMENT INCOME   GAIN/(LOSS)      CAPITAL
---------------------   ------------   -----------
       $297,553          $(144,063)     $(153,490)

Distributions during the fiscal years ended March 31, 2010 and 2009 were characterized as follows for tax purposes:

          ORDINARY INCOME   RETURN OF CAPITAL   CAPITAL GAIN   TOTAL DISTRIBUTION
          ---------------   -----------------   ------------   ------------------
FY 2010      $6,593,096            $--               $--           $6,593,096
FY 2009      $5,643,833            $--               $--           $5,643,833

     At March 31, 2010, the components of distributable earnings on a tax basis were as follows:

               ACCUMULATED     CAPITAL LOSS   POST-OCTOBER   NET UNREALIZED
  TOTAL*     ORDINARY INCOME   CARRYFORWARD       LOSS        APPRECIATION
----------   ---------------   ------------   ------------   --------------
$4,015,525      $349,870       $(5,868,897)    $(191,037)      $9,725,589
==========      ========       ===========     =========       ==========

* Temporary differences include book amortization and deferral of post-October losses, if any, which will be recognized for the tax year ending March 31, 2010.

     As of March 31, 2010, the capital loss carryovers available to offset possible future capital gains were as follows:

  AMOUNT     EXPIRATION DATE
----------   ---------------
$1,393,195        2011
    47,236        2013
   133,146        2015
   787,376        2017
 3,507,944        2018

     During the year ended March 31, 2010, capital loss carryforwards in the amount of $153,490 expired and could not be used.

     At March 31, 2010, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

  AGGREGATE    NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
  TAX COST      APPRECIATION      APPRECIATION      (DEPRECIATION)
------------   --------------   ----------------   ----------------
$113,226,029     $9,725,589       $12,042,240        $(2,316,651)

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.

F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PORTFOLIO TRANSACTIONS - The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2010:

                                COST OF     PROCEEDS FROM SALES
                               PURCHASES       OR MATURITIES
                              -----------   -------------------
U.S. Government Securities    $        --       $ 2,057,749
Other Investment Securities   $41,246,957       $13,791,433

NOTE 3 - CAPITAL STOCK - At March 31, 2010, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 6,558,571 shares issued and outstanding.

NOTE 4 - INVESTMENT ADVISORY CONTRACT, PAYMENTS TO AFFILIATED PERSONS AND TRUSTEE COMPENSATION - Cutwater Asset Management Corp. (formerly known as MBIA Capital Management Corp.) ("Cutwater") serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month-end net assets in excess of $100 million.

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), a member of PNC Financial Services Group, provides accounting and administrative services to the Fund. The Investment Adviser has voluntarily agreed to pay these fees.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the year ended March 31, 2010 was $75,500. Certain officers of the Fund are also directors, officers and/or employees of investment adviser. None of the Fund's officers receives compensation from the Fund.

NOTE 5 - DIVIDEND AND DISTRIBUTION REINVESTMENT - In accordance with the terms of the Automatic Dividend Investment Plan (the "Plan"), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2010 the Fund issued no shares under this Plan.

NOTE 6 - RIGHTS OFFERING - On August 7, 2009 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,650,893 shares were issued at a subscription price of $15.77 per share, making the gross proceeds raised by the offering $26,034,583, before offering-related expenses. Dealer/manager fees of $976,297 and offering costs of approximately $550,332 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $24,507,954. The dilution impact of the offering was $0.88 per share or 4.79% of the $18.34 net asset value per share on August 7, 2009, the expiration and pricing date of the offering.

NOTE 7 - NEW ACCOUNTING PRONOUNCEMENT - In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update "Improving Disclosures about Fair Value Measurements" that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

NOTE 8 - SUBSEQUENT EVENT - Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On February 2, 2010, The PNC Financial Services Group, Inc. entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, The PNC Financial Services Group, Inc. will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC, an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc.

The Stock Sale includes PNC, which provides accounting and administration services and PFPC Trust Company, which provides transfer agent services to the Fund. The sale is expected to close in the third quarter of 2010.

At a meeting of the Board of Trustees (the "Board") of the Fund held on March 10, 2010, the Board approved a proposed transaction (the "Reorganization") whereby the Fund, would acquire substantially all of the assets and liabilities of The Hartford Income Shares Fund, Inc. ("HSF"), a diversified closed-end management investment company, managed by Hartford Investment Financial Services, LLC in exchange for shares of beneficial interest of the Fund. The Reorganization is subject to the approval by the shareholders of HSF of the Reorganization and upon the approval by the shareholders of the Fund of the issuance of shares of the Fund sufficient to effect the Reorganization at a special meeting of the shareholders of the Fund. The Trustees believe the Reorganization is in the best interests of the shareholders of the Fund. The proposed Reorganization is expected to qualify as a tax-free reorganization, which means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by the Fund of its shareholders as a direct result of the Reorganization.

SHAREHOLDER INFORMATION (UNAUDITED)
ADDITIONAL INFORMATION REGARDING THE FUND'S TRUSTEES AND OFFICERS

                                                                                                      TERM OF OFFICE
                        POSITION HELD                   PRINCIPAL OCCUPATION                               AND
NAME, ADDRESS AND AGE     WITH FUND                    DURING THE PAST 5 YEARS                    LENGTH OF TIME SERVED
---------------------   -------------   ----------------------------------------------------   ---------------------------
W. Thacher Brown*       Trustee         Former President of MBIA Asset Management LLC, from    Shall serve until the next
113 King Street                         July 1998 to September 2004; and Former President of   annual meeting or until his
Armonk, NY 10504                        1838 Investment Advisors, LLC from July 1988 to May    successor is qualified.
Born: December 1947                     2004.                                                  Trustee since 1988

Morris Lloyd, Jr.       Trustee         Retired; former Development Officer, Trinity College   Shall serve until the next
113 King Street                         from April 1996 to June 2002.                          annual meeting or until his
Armonk, NY 10504                                                                               successor is qualified.
Born: September 1937                                                                           Trustee since 1989

Ellen D. Harvey         Trustee         Consultant with Lindsay Criswell LLC beginning July    Shall serve until the next
113 King Street                         2008. Principal with the Vanguard Group from January   annual meeting or until her
Armonk, NY 10504                        2008 to June 2008; and Senior Vice President with      successor is qualified.
Born: February 1954                     Mercantile Safe-Deposit & Trust from February 2003     Trustee since 2010
                                        to October 2007.

Suzanne P. Welsh        Trustee         Vice President for Finance and Treasurer, Swarthmore   Shall serve until the next
113 King Street                         College since 2002.                                    annual meeting or until her
Armonk, NY 10504                                                                               successor is qualified.
Born: March 1953                                                                               Trustee since 2008

Clifford D. Corso*      President       President and Chief Investment Officer, Cutwater       Shall serve until death,
Cutwater                                Asset Management Corp.; Managing Director and Chief    resignation, or removal.
113 King Street                         Investment Officer, MBIA Insurance Corporation;        Officer since 2005
Armonk, NY 10504                        officer of other affiliated entities within the
Born: October 1961                      Cutwater Asset Management Corp.

Marc D. Morris*         Treasurer       Director of Cutwater Asset Management Corp.;           Shall serve until death,
Cutwater                                Director and officer of other affiliated entities      resignation, or removal.
113 King Street                         within the Cutwater Asset Management Corp.             Officer since 2005
Armonk, NY 10504
Born: March 1959

Leonard I. Chubinsky*   Secretary       Deputy General Counsel of MBIA Insurance               Shall serve until death,
Cutwater                                Corporation; officer of other affiliated entities      resignation, or removal.
113 King Street                         within the Cutwater Asset Management Corp.             Officer since 2005
Armonk, NY 10504
Born: December 1948

Richard J. Walz*        Chief           Officer of several affiliated entities within the      Shall serve until death,
Cutwater                Compliance      Cutwater Asset Management Corp.                        resignation, or removal.
113 King Street         Officer                                                                Officer since 2005
Armonk, NY 10504
Born: April 1959

ADDITIONAL INFORMATION REGARDING THE FUND'S TRUSTEES AND OFFICERS

                                                                                                      TERM OF OFFICE
                        POSITION HELD                   PRINCIPAL OCCUPATION                               AND
NAME, ADDRESS AND AGE     WITH FUND                    DURING THE PAST 5 YEARS                    LENGTH OF TIME SERVED
---------------------   -------------   ----------------------------------------------------   ---------------------------
Robert T. Claiborne*    Vice President  Officer of Cutwater Asset Management Corp.             Shall serve until death,
Cutwater                                                                                       resignation, or removal.
113 King Street                                                                                Officer since 2006
Armonk, NY 10504
Born: August 1955

Gautam Khanna*          Vice President  Officer of Cutwater Asset Management Corp.             Shall serve until death,
Cutwater                                                                                       resignation, or removal.
113 King Street                                                                                Officer since 2006
Armonk, NY 10504
Born: October 1969

* Denotes a trustee/officer who is an "interested person" of the Fund as defined under the provisions of the Investment Company Act of 1940. Mr. Brown is an "interested person" because he has an interest in MBIA Inc., the parent of the Fund's Investment Adviser. Messrs. Corso, Morris, Chubinsky, Walz, Claiborne and Khanna are "interested persons" by virtue of being employees of the Fund's Investment Adviser.

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling
(800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC's website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C., information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, the Fund makes the information on Form N-Q available to shareholders on its website at http://www.cutwater.com/rivus-bond-fund-characteristics.aspx.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. PNC acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from PNC Global Investment Servicing (U.S.) Inc., P.O. Box 43027, Providence, RI 02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.cutwater.com.

NOTICE

The Fund's Audit Committee adopted an audit committee charter on September 10, 2003. A copy of the audit committee charter was included as Appendix A to the Fund's proxy statement filed with the U.S. Securities and Exchange Commission in May, 2004, which is available on the SEC website: www.sec.gov. A copy of the Fund's audit committee charter is also available to shareholders, free of charge, upon request by calling the Fund at 800-331-1710.

ANNUAL CERTIFICATION

The Fund's CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund's CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund's Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                          Contact Your Transfer Agent:
                  PNC Global Investment Servicing (U.S.) Inc.
       P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                W. THACHER BROWN
                                MORRIS LLOYD, JR.
                                 ELLEN D. HARVEY
                                SUZANNE P. WELSH

                                    OFFICERS
                                CLIFFORD D. CORSO
                                    PRESIDENT
                                 MARC D. MORRIS
                                    TREASURER

                                LEONARD CHUBINSKY
                                    SECRETARY

                                  RICHARD WALZ
                            CHIEF COMPLIANCE OFFICER

                               ROBERT T. CLAIBORNE
                                 VICE PRESIDENT

                                  GAUTAM KHANNA
                                 VICE PRESIDENT

                               INVESTMENT ADVISER
                         CUTWATER ASSET MANAGEMENT CORP.
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                             PHILADELPHIA, PA 19153

                                 TRANSFER AGENT
                   PNC GLOBAL INVESTMENT SERVICING (U.S.) INC.
                                 P.O. BOX 43027
                            PROVIDENCE, RI 02940-3027
                                 1-800-331-1710

                                     COUNSEL
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                            TAIT, WELLER & BAKER LLP
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103

                                  (RIVUS LOGO)
                   Managed by Cutwater Asset Management Corp.

                                  ANNUAL REPORT
                                 MARCH 31, 2010

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a "Covered Person"). A copy of the Registrant's Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-800-331-1710. There were no amendments to the Code of Ethics during the reporting period. There were no waivers of a provision of the Code of Ethics granted to a Covered Person during the reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Suzanne P. Welsh, the Chair of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Welsh as the Audit Committee's financial expert. Ms. Welsh is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,800 and $18,800 for the fiscal years ended March 31, 2010 and March 31, 2009, respectively.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for the fiscal years ended March 31, 2010 and March 31, 2009, respectively.


TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,200 and $3,000 for the fiscal years ended March 31, 2010 and March 31, 2009, respectively.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2010 and March 31, 2009, respectively.

     (e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

     (e)(2) None of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for the fiscal years ended March 31, 2010 and March 31, 2009, respectively.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are:
Ellen D. Harvey, Morris Lloyd, Jr. and Suzanne P. Welsh.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund uses the advisor's proxy voting policies and procedures. The most current copy of that policy is attached herewith. Please note that effective February 8, 2010, the Fund's adviser changed its name from MBIA Capital Management Corp. to Cutwater Asset Management Corp. There have been no changes the adviser's proxy voting policy as a result of the name change, except for the replacement of MBIA-CMC with Cutwater Asset Management Corp.

                               PROXY VOTING POLICY

                          MBIA CAPITAL MANAGEMENT CORP.

INTRODUCTION

     This Proxy Voting Policy ("Policy") for MBIA Capital Management Corp. ("MBIA-CMC") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

     Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

     Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients: may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

     Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy, proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

     Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of the conflict.

     This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

     The provisions of this Policy will be deemed applicable to decisions similar to voting proxies, such as tendering of securities, voting consents to corporate actions, and solicitations with respect to fixed income securities, where MBIA may exercise voting authority on behalf of clients.

     Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

          A. Social Issues,

          B. Financial/Corporate Issues, and

          C. Shareholder Rights.

     Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

     Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1. They do not measurably change the structure, management control, or operation of the corporation.

2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              VOTING RECOMMENDATION

MBIA-CMC will normally support the following routine proposals:

1.   To increase authorized common shares.

2. To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.   To elect or re-elect Trustees.

4    To appoint or elect auditors.

5. To approve indemnification of Trustees and limitation of Trustees' liability.

6.   To establish compensation levels.

7.   To establish employee stock purchase or ownership plans.

8.   To set time and location of annual meeting.

                                   SECTION II

                              NON-ROUTINE PROPOSALS

A. SOCIAL ISSUES

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided.

                              VOTING RECOMMENDATION

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.   To enforce restrictive energy policies.

2.   To place arbitrary restrictions on military contracting.

3,   To bar or place arbitrary restrictions on trade with other countries.

4.   To restrict the marketing of controversial products.

5.   To limit corporate political activities.

6.   'To bar or restrict charitable contributions.

7. To enforce a general policy regarding human rights based on arbitrary parameters.

8. To enforce a general policy regarding employment practices based -on arbitrary parameters.

9. To enforce a general policy regarding animal rights based on arbitrary parameters.

10.  To place arbitrary restrictions on environmental practices.

B. FINANCIAL/CORPORATE ISSUES

     Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              VOTING RECOMMENDATION

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.   To CHANGE the state of incorporation.

2.   To approve mergers, acquisitions or dissolution.

3.   To institute indenture changes.

4.   To change capitalization.

C. SHAREHOLDER RIGHTS

     Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

     We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              VOTING RECOMMENDATION

We will generally vote for; he following management proposals:

1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.   To institute staggered board of Trustees.

3. To, require shareholder approval of not more than 66 70% for a proposed amendment to the corporation's by-laws.

4.   To eliminate cumulative voting.

5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

6.   To create a dividend reinvestment program.

7.   To eliminate preemptive rights.

8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

We will generally vote AGAINST the following management proposals:

1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.   To prohibit replacement of existing members of the board of Trustees.

5. To eliminate shareholder action by written consent without a shareholder meeting.

6. To allow only the board of Trustees to call a shareholder meeting or to propose amendments to the articles of incorporation.

7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known. as a "poison pill").

8.   To limit the ability of shareholders to nominate Trustees.

We will generally vote for the following shareholder proposals:

1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board

6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent Trustees.

7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

8.   To create a dividend reinvestment program.

9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state, law.

10. To require that "golden parachutes" be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.   To restore preemptive rights.

2,   To restore cumulative voting.

3.   To require annual election of Trustees or to specify tenure.

4.   To eliminate a staggered board of Trustees.

5.   To require confidential voting.

6. To require Trustees to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.   To dock director pay for failing to attend board meetings.

                                   SECTION III

                                 VOTING PROCESS

     MBIA-CMC will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the President and Chief Investment Officer of MBIA-CMC, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The President/Chief investment officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.

Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)   Portfolio Manager:
         Robert T. Claiborne, CFA
         Director, Cutwater Asset Management Corp.
         January 2000 - Present
         Responsible for day-to-day management of portfolio

         Portfolio Manager:
         Gautam Khanna, CPA, CFA
         Director, Cutwater Asset Management Corp.
         May 2003 - Present
         Responsible for day-to-day management of portfolio

(a)(2)    (i) Robert T. Claiborne, CFA

          (ii) (A)  Registered investment companies - $0 as of March 31, 2010

               (B)  Other pooled investment vehicles - $0 as of March 31, 2010

               (C) Other Accounts - 3 as of March 31, 2010. Approximately $250 million in total assets as of March 31, 2010. The portfolios are co-managed with another Portfolio Manager who has no investment responsibilities for the Rivus Bond Fund.

          (iii) None.

          (iv) No material conflicts of interests are expected to arise with the management of the Rivus Bond Fund and the other portfolios as the other portfolios have very specific requirements under the respective Indentures for purchases.

(a)(2)    (i)  Gautam Khanna, CPA, CFA

          (ii) (A) Registered investment companies - $0 as of March 31, 2010

               (B) Other pooled investment vehicles - 3 as of March 31, 2010. Approximately $135 million in total assets as of March 31, 2010.

               (C) Other Accounts - 9 as of March 31, 2010. Approximately $95 million in total assets as of March 31, 2010. The other portfolios are co-managed with other Portfolio Managers who have no investment responsibilities for the Rivus Bond Fund.

          (iii) None.

          (iv) No material conflicts of interests are expected to arise with the management of the Rivus Bond Fund and the other accounts.

(a)(3) The Portfolio Managers each receive compensation that is composed of an annual cash fixed salary and a variable cash bonus. The cash salary level is adjusted annually. The cash bonus is determined annually and is based on a combination of the overall performance of Cutwater Asset Management Corp. and the individual Portfolio Managers' contribution to that performance. Compensation is not based on any specific performance criteria of any of the portfolios managed.

(a)(4)    Share ownership as of March 31, 2010:
          Robert T. Claiborne: $10,001 to $50,000

          Gautam Khanna: $1 to $10,000

(b)       N/A. Filing is an annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Rivus Bond Fund


By (Signature and Title)* /s/ Clifford D. Corso
                          -------------------------------
                          Clifford D. Corso, President
                          (principal executive officer)

Date     5/21/10
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Clifford D. Corso
                          -------------------------------
                          Clifford D. Corso, President
                          (principal executive officer)

Date     5/21/10
     ----------------


By (Signature and Title)* /s/ Marc D. Morris
                          -------------------------------
                          Marc D. Morris, Treasurer
                          (principal financial officer)

Date     5/21/10
     ----------------

* Print the name and title of each signing officer under his or her signature.